                                                                  EXHIBIT 10.30

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THE PRINCIPAL AMOUNT REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(A)(4) HEREOF. A PROSPECTIVE ACQUIROR HEREOF IS ADVISED TO CONTACT THE ISSUER HEREOF AS TO THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT HEREOF.



                                SIPEX CORPORATION

                       1.5% CONVERTIBLE SECURED NOTE DUE JUNE 30, 2007

          No. 2003-1      U.S. $10,560,000

                 1.       SECURITY.

                 This Security is a duly authorized 1.5% Convertible Secured Note due June 30, 2007 of Sipex Corporation, a Massachusetts corporation (the "Company"). Capitalized terms used and not otherwise defined herein, shall have the respective meanings given to those terms in Section 10 hereof.

                 2.       PRINCIPAL AMOUNT AND INTEREST.

                          (a) The Company for value received, hereby promises to pay to the order of Alonim Investments Inc., an Affiliate of Future Electronics Inc. ("Future Electronics"), or its registered assigns, the principal sum of U.S. $10,560,000 (the "Principal Amount") on June 30, 2007 (the "Final Maturity Date"). Except as specifically set forth in this Security, the Company does not have any right, option, or obligation to pay any portion of the principal at any time prior to the Final Maturity Date. The Company also undertakes to pay to the Holder, interest, at the rate of 1.5% per annum, calculated and payable quarterly. Interest shall accrue as and from the date that the purchase price of this Security is paid by the Holder to the Company (or to an agreed upon escrow agent, as the case may be).

                          (b) Interest shall be computed on the basis of a 365 day year, and actual days elapsed. Interest shall be payable in U.S. Dollars to the Holder in whose name this Security was registered at the close of business on the business day immediately preceding an Interest Payment Date (as defined below). The first installment of interest shall be due and payable on September 30, 2003, and successive installments of interest shall be due and payable on the last day of every third calendar month thereafter, provided, however, that if such day is not a Business Day, the interest shall be due and payable on the Business Day immediately following such day (each such date, an "Interest Payment Date").

                          (c) Payment of the Principal Amount of this Security shall be made upon the surrender of this Security to the Company, at the office designated by the Company for delivery of notices pursuant to Section 11(a) hereof (the "Designated Office"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                          (d) Payment of the Principal Amount, and interest, shall be made by wire transfer of immediately available funds to the Holder entitled thereto in accordance with the wire transfer instructions provided by the Holder to the Company at least three Business Days prior to the Final Maturity Date or, if no such instructions have been so provided, by U.S. dollar check mailed to the address of the Holder entitled thereto as such address shall appear in the Note Register.

                          (e) Notwithstanding Section 2 (a), on July 31,
          2005, and again on July 31, 2006, the Holder shall have the right to receive, on each such occasion, the repayment of up to $3,000,000; provided, that the Holder shall have given to the Company at least ninety (90) days prior notice of such demand for partial repayment. Upon making any such partial repayment, the Company shall deliver to the Holder, upon presentation hereof, a new Security reflecting the revised Principal Amount.

                 3.       CONVERSION.

                 This Note shall be convertible into shares of Common Stock on the terms and conditions set forth in this Section 3, subject to vesting of the conversion rights ("Conversion Rights") granted herein, as provided for in Section 5 hereof.

                          (a) (1) Subject to compliance with applicable laws, including but not limited to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the provisions of Section 4(a)(1) and Section 5, the Holder of this Security may, on one or more occasions, convert the Principal Amount of this Security (or any portion thereof) into Common Stock at any time following the date on which any of the Conversion Rights vest, but prior to the close of business on June 30, 2007, at the Conversion Price then in effect. The number of shares of Common Stock into which all or any portion of the Principal Amount may be converted upon any such conversion shall be a number of shares equal to the quotient (rounded down to the nearest whole share) obtained by dividing (A) the Principal Amount or portion thereof being converted by (B) the Conversion Price then in effect; provided that the Holder shall be entitled to receive upon such conversion only that number of shares of Common Stock equal to the (x) number of Conversion Rights which are then vested pursuant to the provisions of Section 5 (subject to any adjustments of the number of Conversion Rights required to reflect the adjustments to the Conversion Price as per Section 3(b) (8)), less (y) the aggregate number of shares of Common Stock received pursuant to any previous conversion or conversions under this Security.

                 Subject to the other provisions of this Agreement pertaining to adjustment of the Conversion Price (as defined below), the rate at which the Principal Amount may be converted into Common Stock (the "Conversion Price"), upon vesting of the Conversion Rights, shall be equal to the weighted average Closing Price of the Common Stock, for the twenty Trading Days immediately preceding the approval of the instant transaction by the Company's Board of Directors, $3.52. To convert this Security on any date after the vesting of the Conversion Rights, or any portion thereof (the date of each such conversion, a "Conversion Date"), the Holder hereof shall: (x) send by facsimile (or otherwise deliver) prior to 5:00 p.m., San Francisco time, on such date a copy of the fully executed conversion notice in the form attached as Exhibit A hereto (the "Conversion Notice") to the Company,
          (y) if required by Section 3(a)(4), surrender this Security to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Security in the case of its loss, theft or destruction) and
          (z) pay any transfer taxes or other applicable taxes or duties, if any, required in connection with the issuance of shares of Common Stock in the name of someone other than the Holder. Upon receipt by the Company of a facsimile copy of a Conversion Notice from the Holder, the Company shall as soon as practicable, but in any event on or before the second Business Day following the date of receipt of the Conversion Notice, send, via facsimile, a confirmation to the Holder and the transfer agent for the Common Stock stating that the Conversion Notice has been received, the date upon which the Company expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Company regarding the conversion. The Company shall not be obligated to issue shares of Common Stock upon a conversion unless the Holder complies with the foregoing requirements set forth in this paragraph.

                 On or prior to the third Business Day after any Conversion
          Date (the "Share Delivery Date"), the Company shall issue and deliver to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of the portion of this Security being converted and (y) if required pursuant to Section 3(a)(4), a new Security in the form hereof representing the balance of the Principal Amount hereof not being converted, if any, and (z) if applicable, cash in lieu of any fractional shares pursuant to Section 3(a)(5). If the Company's transfer agent is participating in DTC's Fast Automated Securities Transfer program, and so long as the certificate for the Common Stock to be issued upon conversion of this Security is not required to bear a legend and the Holder is not then required to return such certificate for the placement of a legend thereon and the Holder has provided the Company with the information required by DTC relating to the DTC account of the Holder or such Holder's nominee, the Company shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system. If the aforementioned conditions for a DTC Transfer are not satisfied, the Company shall deliver to the Holder physical certificates representing the Common Stock issuable upon conversion. Further, even if the aforementioned conditions to a DTC Transfer are satisfied, the Holder may instruct the Company in writing to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

                          (2) The Holder, as such, is not entitled to any rights of a holder of Common Stock until the Holder has converted this Security into Common Stock, and only to the extent this Security is deemed to have been converted into Common Stock pursuant to this
          Section 3.

                          (3) This Security shall be deemed to have been converted immediately prior to the close of business on the Conversion Date, and at such time the rights of the Holder of this Security as the Holder hereof shall cease with respect to the portion of this Security converted on such Conversion Date, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be deemed to be a stockholder of record on the Conversion Date; provided, however, that no surrender of this Security on any date that is not a Business Day shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the opening of business on the next succeeding Business Day.

                          (4) Upon conversion of any portion of this Security in accordance with the terms hereof, or upon partial repayment pursuant to Section 2(e), the Holder shall physically surrender this Security to the Company, upon receipt by the Holder from the Company of the shares of Common Stock (or partial repayment, as the case may be) and replacement Security showing the revised Principal Amount.

                          (5) The Company will not issue fractional shares of Common Stock upon conversion of this Security. In lieu thereof, the Company will pay an amount in cash for the current market value of the fractional shares. The current market value of a fractional share shall be determined (calculated to the nearest 1/1000th of a share) by multiplying the Closing Price of the Common Stock on the Trading Day immediately prior to the Conversion Date by such fractional share and rounding the product to the nearest whole cent.

                          (6) The Company shall, if the Holder so elects, deliver the Common Stock issuable upon conversion of this Security to any third party designated by the Holder, subject to compliance with Sections 3(e) and 11(b) hereof.

                 (b) The Conversion Price will be subject to adjustments from time to time as follows:

                          (1) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock or rights, options or warrants for Common Stock, the Conversion Price in effect on the day following the Record Date shall be reduced by multiplying such Conversion Price by a fraction:

                                   (A) the numerator of which shall be the
          number of shares of Common Stock outstanding at the close of business on the Record Date fixed for the determination of the holders entitled to such dividend or distribution; and

                                   (B) the denominator of which shall be the
          sum of such number of shares referred to in (A) above and the total number of shares constituting such dividend or other distribution.

                 Such reduction in the Conversion Price shall become effective immediately after the opening of business on the day following the Record Date.


                          (2) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                          (3) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 3(b)(1) or
          (2) as the Board of Directors considers to be advisable to minimize any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes or otherwise.

                          (4) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Holder, which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Holder of this Security, at the Holder's address as it appears in the Note Register, a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect. In the event that the Company elects to temporarily reduce the Conversion Price pursuant to this Section 3(b)(4), the Conversion Price shall be adjusted upon the expiration of such temporary reduction to the Conversion Price that otherwise would then be in effect if such temporary reduction had not occurred, and the Conversion Price shall at no time be greater than the Conversion Price that otherwise would be in effect if such temporary reduction had not occurred.

                          (5) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 3(b)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made by the Company in good faith and shall be made to the nearest cent or to the nearest one hundredth of a share, as applicable. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                          (6) Whenever the Conversion Price is adjusted as provided in Section 3(b), the Company shall compute the adjusted Conversion Price in accordance with Section 3(b) and shall prepare a certificate signed by an executive officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and shall mail such certificate to the Holder of this Security at its last address in the Note Register within 5 Business Days of the effective date of such adjustment. Neither the failure to deliver such notice nor the existence of any defect therein shall affect the legality or validity of any such adjustment.

                          (7) For purposes hereof, "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                          (8) Whenever the Conversion Price shall be adjusted pursuant to Section 3(b), the number of vested and unvested Conversion Rights shall thereupon be adjusted so that the then unexercised Conversion Rights shall represent the right to conversion into that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Conversion Price then in effect immediately prior to such adjustment by the number of shares of Common Stock into which such then unexercised Conversion Rights may be converted immediately prior to such adjustment and dividing the product so obtained by the Conversion Price in effect after such adjustment. Any such adjustment to the Conversion Rights shall be set forth in the certificate required by
          Section 3(b)(6) with respect to adjustments of the Conversion Price.


                 (c) In case at any time after the date hereof:

                          (1) the Company shall declare a dividend (or any other distribution) on its Common Stock that would result in an adjustment to the Conversion Price pursuant to this Section 3;

                          (2) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class (or of securities convertible into shares of capital stock of any class) or of any other rights;

                          (3) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or
                          (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

          the Company shall cause to be provided to the Holder of this Security in accordance with Section 11(a), at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a written notice (which notice shall not include any material non-public information) stating:

                                   (A) the date on which a record is to be
          taken for the purpose of such dividend, distribution, grant of rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or


                                   (B) the date on which such reclassification,
          merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

                 Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 3(c).

                 (d) The Company shall use its best efforts to obtain shareholder approval at the next annual meeting of shareholders scheduled for May 30, 2003 (the "2003 Meeting") to increase authorized capital stock by an amount sufficient for Company to have enough shares authorized, un-issued and un-reserved to reserve sufficient numbers of shares of Common Stock for the purposes of effecting the conversion of this Security. Notwithstanding the foregoing, in the event that the Company does not obtain approval for the increase in the authorized capital stock at the 2003 Meeting, the Company shall use its best efforts to ensure the reservation of sufficient shares of Common Stock by decreasing the number of shares of Common

          Stock reserved for future grants of options to purchase the Company's Common Stock. If the Company has been unable to reserve sufficient shares of Common Stock within six (6) months following the date of the 2003 Meeting, the Holder shall have the right to require the Company to repay to the Holder a pro-rata amount of the Principal Amount of this Security, based on the number of shares of Common Stock that have not been reserved for conversion of this Security as of such date, and the Company shall repay such portion of the Principal Amount, and accrued interest calculated as at the date of repayment, within thirty
          (30) days of a notice to that effect from the Holder. In the event of such partial repayment, the number of Conversion Rights that can vest pursuant to this Security shall be reduced by such amount repaid, provided however, that if certain Conversion Rights are no longer capable of vesting, the shortfall shall be first allocated against these Conversion Rights that can no longer vest. The Company covenants that all shares of Common Stock that may be issued upon conversion of this Security will upon issue be free from preemptive rights and validly issued, fully paid and nonassessable.

                 (e) Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of Common Stock upon conversion of this Security. The Company shall not, however, be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of this Security, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the reasonable satisfaction of the Company that such tax or duty has been paid.

                 (f) If any of following events occur:

                          (1) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive Capital Stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

                          (2) any merger, consolidation, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

                          (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing entity, as applicable, shall execute with the Holder of this Security a supplemental agreement providing that this Security shall be convertible into the kind and amount of shares of capital stock and other securities or property or assets (including cash) that such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had this Security been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming the Holder, as a holder of Common Stock, did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance is not the same for each of the shares of Common Stock in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section 3(f) the kind and amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a person other than the successor, purchasing or transferee entity, as applicable, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental agreement shall also be executed by such other person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

                 The above provisions of this Section 3(f) shall apply to successive or a series of related reclassifications, changes, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances. If this Section 3(f) applies to any event or occurrence, then the other provisions of Section 3(b) shall not apply to the issuance of securities pursuant to such event or occurrence, provided that such other provisions shall continue to apply to all other issuances.

                          (g) The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) for the Common Stock issuable upon conversion of this Security to be lawfully issued and delivered as provided herein, and thereafter publicly traded (if permissible under the Securities
          Act) and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Common Stock issuable on conversion hereof under the Securities Act except pursuant to the registration rights contained in Section 4 of the Purchase Agreement); and (ii) will list the Common Stock required to be issued and delivered upon conversion of this Security, within 30 calendar days after the first anniversary of the Issuance Date, on each national securities exchange on which outstanding Common Stock is listed or quoted at such time of such delivery, or if the Common Stock is not then listed on any national securities exchange, to qualify the Common Stock for quotation on the Nasdaq Stock Market or such other inter-dealer quotation system, if any, on which the Common Stock is then quoted.

                 4. CONVERSION OR REPAYMENT AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL.

                          (a) Conversion Rights and Repayment.

                                   (1) Notwithstanding the fact that certain
          Conversion Rights may have not yet then vested, in the event that a Change of Control shall occur at any time prior to the Final Maturity Date, then all Conversion Rights that have yet to vest and remain eligible for vesting pursuant to Section 5 hereof, shall immediately become vested, and, the Holder of this Security shall have the right, at the Holder's option, but subject to the provisions of Sections 4(b) and 4(c), to convert the Principal Amount of this Security into Common Stock at the Conversion Price then in effect, on the terms and conditions of Section 3.

                                   (2) In the event that a Change of Control
          shall occur at any time that this Security is outstanding the Holder of this Security shall have the right (such right, together with the Conversion Rights described above under Section 4(a)(1), the "Change of Control Right"), at the Holder's option, but subject to the provisions of Sections 4(b) and 4(c), to elect to require that the Company repay the entire outstanding Principal Amount of this Security, together with all accrued and unpaid interest thereon up to, but excluding the day on which the Change of Control is consummated.


                          (b) No sooner than 15 days nor later than 10 days prior to the expected date of consummation of a Change of Control, but in no event prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "Change of Control Notice"). The Change of Control Notice shall include a form of Conversion Notice and a form of Notice of Election to Require Redemption, to be completed by the Holder and delivered to the Company pursuant to this Section 4(c), and shall state the following:

                                   (1) that it is a Change of Control Notice
          pursuant to this Section 4;

                                   (2) the events causing the Change of Control
          and the expected date of such Change of Control; and

                                   (3) the procedures with which such Holder
          must comply to exercise its right to have this Security converted or repurchased pursuant to Section 4(a), including the date by which the completed Conversion Notice or Notice of Election to Require Repayment and this Security must be delivered to the Company in order to have it converted or redeemed by the Company pursuant to Section 4(a), the address for delivery, the Conversion Price then in effect and any adjustments thereto, the amount of accrued and unpaid interest thereon as of the expected date of consummation of such

          Change of Control, and that this Security as to which a Conversion Notice has been given may be converted.

                 No failure by the Company to give the foregoing Change of Control Notice shall limit the Holder's right to exercise its rights pursuant to Section 4(a).

                          (c) To exercise a Change of Control Right pursuant to
          Section 4(a), a Holder must deliver to the Company, at its Designated Office on or prior to the close of business on the Business Day prior to the date on which the Change of Control is consummated, the following:

                                   (1) a completed Conversion Notice, the form
          of which is contained in Exhibit A hereto, or a completed Notice of Election to Require Repayment, the form of which is contained in Exhibit B hereto; and

                                   (2) this Security, with, if the Company so
          requires, due endorsement by, or a written instrument of transfer, in form satisfactory to the Company duly executed by, the Holder or such Holder's attorney duly authorized in writing.

                          (d) In the event that the Holder becomes entitled to convert this Security pursuant to this Section 4, the number of Conversion Rights exercisable by the Holder shall be adjusted to reflect any adjustment to the Conversion Price relative to the Conversion Price that was in effect on the Issuance Date as per
          Section 3(b)(8), which shall be applicable mutatis mutandis.

                 5.       VESTING OF CONVERSION RIGHTS

                          (a) Subject to the Conditions set forth hereafter, the Conversion Rights associated with this Security shall vest over a period of three (3) years, divided into three (3) periods of twelve
          (12) months each ("Reference Periods") as provided for in this Section
          5. The number of Conversion Rights indicated below with respect to a Reference Period shall vest in accordance with the schedule set forth below in the event that the Sales (as defined below) to Future Electronics for such Reference Period equal or exceed the target indicated below for such Reference Period (each, a "Target") and the vesting mechanism described in Section 5(c).

                          The Reference Periods, the Target for each Reference Period and the number of Conversion Rights subject to vesting with respect to each Reference Period are as follows:



                                                                               NUMBER OF CONVERSION
                     PREFERENCE        DURATION OF     TARGET FOR SUCH         RIGHTS SUBJECT TO VESTING
                     PERIOD            REFERENCE       REFERENCE PERIOD IN     WITH RESPECT TO
REFERENCE PERIOD     NUMBER              PERIOD        USD$                    THE REFERENCE PERIOD
----------------     -------             ------        ----                    --------------------

 July 1, 2003 to
 June 30, 2004            1            12 months                30,000,000            1,000,000

 July 1, 2004 to          2            12 months                40,000,000            1,000,000


          June 30, 2005

          July 1, 2005 to
          June 30, 2006             3            12 months                55,000,000             1,000,000



                 (b) Sales Computation. The sales for a given Reference Period ("Sales") shall be computed by taking into account the total consideration paid by Future Electronics and its Affiliates to the Company, inclusive of any adjustments by way of credit or debit, for products purchased by Future Electronics or its Affiliates from the Company. For clarification purposes, "Sales" is the amount that the Company would be able to report as revenue in its financial results in accordance with the revenue recognition rules set forth in the Company's most recent Form 10-K filing with the Commission, for the fiscal year ended December 31, 2002. More specifically, such rules provide that (i) sales made to Future Electronics pursuant to the distribution agreement dated as of July 1, 1993 by and between Future Electronics and the Company, as the same may be amended from time to time, (the "Distribution Agreement"), with return privileges and price protection rights, are only recognized as revenue upon resale by the Holder to its own customer; and (ii) sales made to Future Electronics outside of the Distribution Agreement (i.e. without price protection or return rights, other than for product related issues), are recognized by the Company as revenue immediately. The Company agrees that for the purposes of calculating the sales computation hereof, it shall use these revenue recognition rules, and to continue to apply these rules on a consistent basis through the end of the last Reference Period for which this Security shall be in effect, unless the Company has received the prior written consent of Future Electronics to such modification.

                 The amount (if any) by which the Sales exceed the Target during any given Reference Period shall carry over to the Sales computation for successive Reference Periods.

                 (c) Subject to the vesting mechanism described in Section 4, Conversion Rights allocated to a given Reference Period can vest in one of two ways:

                  1) Direct Vesting: If the Sales to Future Electronics for a
                     given Reference Period are equal to or greater than the Target for such Reference Period (as set forth in Section 5(a)), the Conversion Rights for such Reference Period shall vest at the end of such Reference Period; and

                  2) Deferred Vesting:

                     (i) If the Sales to Future Electronics for the first Reference Period are less than the applicable Target, but are more than $28,000,000, then the unvested Conversion Rights allocated to the first Reference Period shall vest at the end of the second Reference Period , provided that the aggregate Sales for the first, and second Reference Periods, exceed $70,000,000; and

                     (ii) If the Sales to Future Electronics for the second Reference Period are less than the applicable Target, but are more than $38,000,000, then the unvested Conversion Rights allocated to the second Reference Period shall vest at the end of the third Reference Period, provided that the aggregate Sales for the second and third Reference Periods, exceed $95,000,000;

                 (d) For greater certainty, the Holder and the Company hereby stipulate that once Conversion Rights can no longer vest, either through direct vesting or deferred vesting, such Conversion Rights shall not vest or be capable of vesting in any other way pursuant to any other provision of this Security.

                 (e) In the event that the Holder makes a demand for repayment of this Security or part thereof, either pursuant to the Default provisions hereof, or upon the Final Maturity Date, or pursuant to
          Section 2(e) some or all of the Conversion Rights shall be forfeited upon payment by the Company as provided below:

                  If the demand for repayment is only for part of the Principal Amount, or the repayment of this Security is only partial, the following principles shall be applicable:

                 1. the Conversion  Rights shall be forfeited on a pro rata basis (the ratio being established by using the amount of the partial repayment as the numerator, and the total amount of the Principal Amount, as the denominator), upon repayment by the Company; and

                 2. for purposes of determining which Conversion Rights have been forfeited as a result of such partial repayment, the Conversion Rights shall be deemed to be forfeited in the following order:

                    i. Conversion Rights that can no longer vest shall be forfeited first;

                    ii. Conversion Rights that can no longer vest directly, but can still vest through "deferred vesting" (as described in Paragraph 5 (c)) shall be forfeited second;

                    iii. Conversion Rights that can still vest either through
                 "direct vesting" (as described in Paragraph 5(c)), or deferred vesting, shall be forfeited third; and

                    iv.  Vested Conversion Rights shall be forfeited last.

                 6.       COVENANTS OF THE COMPANY.

                          (a) The Company covenants and agrees that it will duly and punctually pay or cause to be paid the Principal Amount, and the interest accrued thereon at the respective times and in the manner provided for herein.

                          (b) Unless otherwise permitted herein, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the rights (charter and statutory) of the Company and each of its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right with respect to a Subsidiary if the Company shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holder.

                          (c) The Company covenants and agrees that it shall, at all times during the term hereof and until the Final Maturity Date, comply with the financial tests set forth in Schedule "A" hereto, and that it shall:

                                    (i) on a quarterly basis, within five (5)
          business days of the release and disclosure of its most recent financial information, provide the Holder with a certificate signed by its Chief Financial Officer, attesting that the Company has been meeting the said financial tests, since the Issuance Date, or the date of the last such certificate, as the case may be; and

                                    (ii) within ten (10) business days of the
          Company not meeting any of the financial tests set forth in Schedule "A", the Company shall notify the Holder of such event, and provide the Holder with the reasons for such non-compliance, as well as the particulars of the Company's proposed remedial action, in respect of such non-compliance.

                          (d) The Company and its Affiliates, shall not, without the prior approval of the Holder, which may be withheld at the Holder's discretion acting reasonably and in good faith, enter into any contracts or agreements, or subscribe any obligations, the result of which would be to increase existing Indebtedness, or create new Indebtedness, amounting to $2,000,000, in the aggregate.

                 7.       EVENTS OF DEFAULT.

                          (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order;

                                   (1) the Company defaults in the payment of
          the Principal Amount, or any partial payment of the Principal Amount requested pursuant to Section 2(e) (a "Defaulted Payment"), when the same becomes due and payable;

                                   (2) the Company defaults in the payment of
          interest, due and payable on an Interest Payment Date, and fails to cure such default within the next sixty (60) calendar days;

                                   (3) the failure of the Registration Statement
          (as defined in the Purchase Agreement) to be declared effective by the Commission pursuant to the requirements of the Registration and Standstill Agreement, by and between Future Electronics Inc. and the Company of even date herewith.

                                   (4) the Common Stock is suspended by the
          Commission or the Nasdaq National Market from trading on the Nasdaq National Market (or any of the alternatives to the Nasdaq National Market contemplated in the first sentence of the definition of "Closing Price" in Section 10), either (A) in writing by the Commission or the Nasdaq National Market (or such alternative) or
          (B) suspension is threatened by the Commission or the Nasdaq National Market (or such alternative) by the Company falling below the minimum listing maintenance requirements of the Nasdaq National Market (or such alternative) and the Company fails to meet the listing requirements within the time frame established by the Nasdaq National Market (or such alternative);

                                   (5) the Company fails, to perform or
          observe in any material respect any term, covenant or agreement contained in this Security, the Purchase Agreement or the Deed of Trust and, in any case, the default continues for a period of 30 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Holder or in the event of a material breach of any representations or warranties of the Company in this Security, the Purchase Agreement or the Deed of Trust;


                                   (6) the Company or any Subsidiary of the
          Company (A) fails to make any payment at maturity, including any grace period, in respect of any obligation for borrowed money evidenced by an Instrument in an outstanding principal amount in excess of $2,000,000 and such failure continues without such Indebtedness having been discharged within 30 days or (B) defaults with respect to any Instrument, which default permits or results in the acceleration of Indebtedness represented by such Instrument in an amount in excess of $2,000,000 without such acceleration having been cured, waived, rescinded or annulled within 30 days;

                                   (7) the entry by a court having jurisdiction
          in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary of the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary of the Company, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary of the Company or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                                   (8) the commencement by the Company or any
          Subsidiary of the Company of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Subsidiary of the Company, to the entry of a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Subsidiary of the Company, or the filing by the Company or any Subsidiary of the Company of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or any Subsidiary of the Company to the filing of such petition or to the appointment of or the taking of possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary of the Company, or the making by the Company or any Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any Subsidiary of the Company in writing of its inability to pay the Company's or any Subsidiary of the Company's debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary of the Company expressly in furtherance of any such action.

                 A default under clause (5) above is not an Event of Default until the Holder notifies the Company of the default and, if applicable, the Company does not cure such default (and such default is not waived) within the time specified in clause (5) above after actual receipt of such notice. Any such notice must specify the default, if applicable demand that it be remedied, and state that such notice is a "Notice of Default".

                          (b) If an Event of Default (other than an Event of Default specified in Sections 7(a)(7) or 7(a)(8) hereof with respect to the Company) occurs and is continuing, the Holder, by written notice to the Company, may declare due and payable, in whole or in part, in its unfettered and absolute discretion, the Principal Amount , as well as any interest accrued on this Security to the date of payment. Upon a declaration of acceleration, such Principal Amount (or part thereof, as the case may be) and accrued and unpaid interest to the date of payment, shall be immediately due and payable.

                 On the occurrence and during the continuance of any Event of Default, in addition to and without limitation of the other rights of the Holder hereunder, (i) all Conversion Rights, which have not yet vested and remain eligible to vest pursuant to Section 5 hereof, shall immediately and automatically vest, and (ii) the provisions of this Security pertaining to adjustment of the Conversion Price and corresponding number of Conversion Rights shall apply mutatis mutandis.

                 If an Event of Default specified in Section 7(a)(7) and 7(a)(8) occurs with respect to the Company, the Principal Amount and accrued and unpaid interest on this Security shall become and be immediately due and payable, without any declaration or other act on the part of the Holder.

                          (c) If an Event of Default with respect to this Security occurs and is continuing, the Holder may pursue any available remedy by proceeding at law or in equity (including a decree of specific performance and/or other injunctive relief) to collect the Defaulted Payment or interest or any other amount due and payable on this Security or to enforce the performance of any provision of this Security.

                          (d) Notwithstanding any other provision in this Security, the Holder of this Security shall have the right, which is absolute and unconditional, to receive payment of the Principal Amount and accrued interest on or after the respective due dates, to convert this Security in accordance with Section 3 or to bring suit for the enforcement of any such payment or the right to convert, and such rights shall not be impaired or affected adversely without the consent of the Holder. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).


                          (e) If the Holder of this Security has instituted any proceeding to enforce any right or remedy under this Security and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case, subject to any determination in such proceeding, the Company and the Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Holder shall continue as though no such proceeding had been instituted.

                          (f) Except as otherwise provided herein, no right or remedy conferred in this Security upon the Holder is intended to be exclusive of any other right or remedy available to the Holder under this Security, the Warrant, the Purchase Agreement, and the Deed of Trust and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                          (g) The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Security; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holder hereof, but will suffer and permit the execution of every such power as though no such law had been enacted.

                 8.       CONSOLIDATION, MERGER, ETC.

                          (a) The Company shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person unless:

                                   (1) In the event that the Company shall
          consolidate with or merge into another Person or convey, transfer, sell or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership, limited liability company or other business entity organized and validly existing under the laws of the Untied States of America, any State thereof or the District of Columbia, which shall, prior to or upon the consummation of such transaction, expressly assume, if other than the Company, by an agreement supplemental hereto, executed and delivered to the Holder of this Security in form reasonably satisfactory to the Holder, the due and punctual payment of the Principal Amount of and any interest on this Security and the performance or observance of every covenant of this Security on the part of the Company to be performed or observed, including without limitation the Conversion Rights provided herein; and

                                   (2) immediately after giving effect to such
          transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

                          (b) Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company in accordance with Section 8(a), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Security with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Security.

                 9. SECURITY INTEREST. The Company covenants and agrees that this Security as well as any replacement Security or other instrument issued in complete or partial replacement hereof shall be secured by the Deed of Trust and the Security Agreement.

                 10. DEFINITIONS. Unless otherwise defined in this Security, the following capitalized terms shall have the following respective meanings when used herein:

                 "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Board of Directors" means the board of directors of the Company or any authorized committee of the board of directors.

                 "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in the State of New York are authorized or obligated by law or executive order to close or be closed.

                 "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

                          A "Change of Control" shall be deemed to have occurred if any of the following occurs after the date hereof:

                          (1) the consolidation, merger or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) a consolidation, merger or other business combination (including, without limitation, reorganization or recapitalization) in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);

                          (2) the sale or transfer of all or substantially all of the Company's assets; or

                          (3) the consummation of a purchase, tender or exchange offer made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock (other than a purchase or tender or exchange offer made by the Company or any of its subsidiaries that does not result in the transaction constituting a "Rule 13e-3 transaction" for purposes of Rule 13e-3 under the Exchange Act).

                 "Closing Date" means the date of the closing of the purchase and sale of this Security and the Warrant pursuant to the Purchase Agreement.

                 "Closing Price" means, as of any date, the last reported sales price per share of Common Stock on such date or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the Nasdaq National Market (the "NNM") or, if the Common Stock is not listed or admitted to trading on the NNM, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on the NNM or any national securities exchange, the last reported sales price of the Common Stock as quoted on NASDAQ or, in case no reported sales take place, the average of the closing bid and asked prices as quoted on NASDAQ or any comparable system or, if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder, provided that any dispute as to such Closing Price shall be determined by the Company and the Holder in accordance with Section 11(d).

                 "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities and Exchange Act of

          1934, as amended, or the Securities Act, whichever is the relevant statute for the particular purpose.

                 "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

                 "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

                 "Deed of Trust" means the Deed of Trust dated as of May__, 2003 entered into between the Company and the initial holder of this Security, creating a mortgage interest in and to the real property owned by the Company, subject only to the first ranking mortgage held by S & F Financial Holdings Inc..

                 "Defaulted Payment" has the meaning set forth in Section 7(a)
          (1) hereof.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

                 "fair market value" shall, except as otherwise specifically defined elsewhere, mean, if there is a current market for the asset, debt or transaction in question, the amount that a willing buyer would pay a willing seller in an arm's length transaction or, in the absence of a current market value for such asset, debt or transaction, the amount determined in good faith by an independent third party jointly selected by the Holder and the Company.

                 "Final Maturity Date" has the meaning set forth in Section 2(a) hereof.

                 "Holder" means the person in whose name this Security is registered on the Note Register.

                 "Indebtedness" means, with respect to any Person, at any date of determination (without duplication):

                          (a) all obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof),

                          (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances,

                          (c) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person,

                          (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate swap, cap or collar agreement or other similar instrument or agreement,

                          (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d),

                          (f) any indebtedness or other obligations described in clauses (a) through (e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and

                          (g) Any indebtedness or other obligation resulting from "off-balance" sheet financing, or any such transaction; and

                          (h) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses
          (a) through (g).

                          (i) any partnership obligations of such Person, of the kind described in clauses (a) through (h).

                 "Instrument" means any bond, debenture, note or similar instrument.

                 "Note Register" means the register or other ledger maintained by the Company that records the record owners of this Security.

                 "Person" or "person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

                 "Purchase Agreement" means the Securities Purchase Agreement entered into between the Company and the initial holder of this Security relating to the sale and purchase of this Security and the Warrant.

                 "Security" means the Convertible Secured Note of the Company due June 30, 2007, as amended, replaced, or supplemented from time to time, initially issued on May 27, 2003.

                 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                 "Security Agreement", means the Security Agreement dated as of May 27, 2003 entered into between the Company and the initial holder of this Security, creating a first ranking security interest in and to all accounts and accounts receivables, real and personal property of the Company including, but not limited to accounts receivable, inventory and fixed assets.

                 "Share Delivery Date" has the meaning set forth in Section 3(a)(1) hereof.

                 "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person;
          (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

                 "Trading Day" means, with respect to any security, a day during which trading in the security generally occurs on the Nasdaq National Market or, if the security is not quoted on the Nasdaq National Market, on the principal other national or regional securities exchange on which the security then is listed or, if the security is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System, or on the principal other market on which the security is then traded; provided, however, that "Trading Day" shall not include any day during which trading in the security is suspended for more than three hours between 9:30 a.m. (New York time) and 4:00 p.m. (New York time).

                 "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                 11.      MISCELLANEOUS.

                          (a) The Company will give prompt written notice to the Holder of this Security of any change in the location of the Designated Office. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Security must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided that such notice is also delivered by regular mail; (iii) 1 Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                 If to the Company:

                           Sipex Corporation
                           233 South Hillview Drive
                           Milpitas, CA 95035
                           Telephone:  (408) 935-7608
                           Facsimile: (408) 935-7678
                           Attention: Phillip Kagel, Chief Financial Officer

                 with a copy to:

                           Wilson Sonsini Goodrich & Rosati, P.C.
                           650 Page Mill Road
                           Palo Alto, California  94304
                           Telephone: (650) 493-9300
                           Facsimile: (650) 493-6811
                           Attention: Robert G. Day

                 If to the Holder:

                           Alonim Investments Inc.
                           1501 McGill College Avenue, 26th Floor
                           Montreal, Quebec
                           H3A 3N9
                           Telephone: (514) ___________
                           Facsimile: (514) ___________
                           Attention: ______________
                           Executive Vice-President and Chief Financial Officer

                           With a copy to:

                           Future Electronics Inc.
                           237 Hymus Blvd.
                           Pointe Claire, Quebec
                           H9R 5C7
                           Telephone: (514) 694-7710 Ext: 2986
                           Facsimile: (514) 694-7515
                           Attention: Guy Lavergne, Esq.
                           Associate General Counsel


          or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party 5 days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttal evidence of personal service, receipt by facsimile, or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                          (b) (1) The transfer of this Security is registrable on the Note Register upon surrender of this Security for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. Such Securities are issuable only in registered form without coupons in denominations of $500,000 (or such lesser remaining amount after all possible issuances in denominations of $500,000). No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith in the event that the Holder requests that this Security or the Common Stock issuable hereunder be issued in the name of someone other than the Holder. Prior to due presentation of this Security for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Security is registered as the owner thereof for all purposes, whether or not this Security be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

                                   (2) This Security and the Common Stock
          issuable upon conversion of this Security have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction. Neither this Security nor the Common Stock issuable upon conversion of this Security nor any interest or participation herein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of (a "Transfer") in the absence of such registration or unless such transaction is exempt from, or not subject to, registration. The Holder by its acceptance of this Security or the Common Stock issuable upon conversion of this Security agrees that it shall not offer, sell, assign, transfer, pledge, encumber or otherwise dispose of this Security, other than for conversions pursuant to the terms hereof, or any portion thereof or interest therein. and then (other than with respect to a Transfer pursuant to a registration statement that is effective at the time of such Transfer) only to (a) the Company or (b) an Affiliate of the Holder and in the case of (b) above in which the transferor furnishes the Company with such certifications, legal opinions or other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

                                   (3) Upon presentation of this Security for
          registration of transfer at the Designated Office accompanied by (i) certification by the transferor that such transfer is in compliance with the terms hereof and (ii) by a written instrument of transfer in a form approved by the Company executed by the Holder, in person or by the Holder's attorney thereunto duly authorized in writing, and including the name, address and telephone and fax numbers of the transferee and name of the contact person of the transferee, such Security shall be transferred on the Note Register, and a new Security of like tenor and bearing the same legends shall be issued in the name of the transferee and sent to the transferee at the address and c/o the contact person so indicated. Transfers and exchanges of this Security shall be subject to such additional restrictions as are set forth in the legends on this Security and to such additional reasonable regulations as may be prescribed by the Company as specified in
          Section 11(b)(2) hereof. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note register.

                                   (4) Upon receipt by the Company of evidence
          reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Security, and in the case of loss, theft or destruction, receipt of indemnity reasonably satisfactory to the Company and upon surrender and cancellation of this Security, if mutilated, the Company will deliver a new Security of like tenor and dated as of such cancellation, in lieu of such Security.

                                   (5) The Holder represents that it is an
          "accredited investor" within the meaning of Rule 501(a) of the Securities Act. The Holder has been advised that this Security has not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Holder is aware that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The Holder has not been formed solely for the purpose of making this investment and is acquiring the Security for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof.

                                   (6) Such Holder understands that:

                                       (A) until the end of the holding
          period under Rule 144(k) of the Securities Act (or any successor provision), this Security (and all securities issued in exchange therefor or in substitution thereof, other than the shares of Common Stock issuable upon conversion of this Security, which shall bear the legend set forth in Section 11(b)(6)(B) of this Security, if applicable) shall bear a legend in substantially the following form:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING

               AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SECURITIES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SECURITIES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

          The legend set forth above shall be removed and the Company shall issue a new Security of like tenor and aggregate principal amount, and which shall not bear the restrictive legend required by this Section 11(b)(6)(A), (i) if, in connection with a sale transaction, the Holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of this Security may be made without registration under the Securities Act, or (ii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of this Security in accordance with Rule 144 of the Securities Act in the event that the Holder provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144;

                                           (B) until the end of the
          holding period under Rule 144(k) of the Securities Act (or any successor provision), any stock certificate representing such shares of Common Stock shall bear a legend in substantially the following form unless, in the case of shares of Common Stock issued upon conversion of this Security, the Security submitted for conversion is not required to bear the legend specified in Section 11(b)(6)(A):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SECURITIES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SECURITIES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT

               CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

          The legend set forth above shall be removed and the Company shall issue a stock certificate evidencing such shares of Common Stock, as the case may be, without such legend to the holder of the stock certificate evidencing such shares of Common Stock and upon which such legend is stamped, (i) if such shares of Common Stock have been resold or transferred pursuant to the registration statement contemplated by the Purchase Agreement and the registration statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the shares of Common Stock may be made without registration under the Securities Act, or
          (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of such shares of Common Stock in accordance with Rule 144 of the Securities Act, provided that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144; and

                                           (C) in the event Rule 144(k) as
          promulgated under the Securities Act (or any successor rule) is amended to change the two-year holding period under Rule 144(k) (or the corresponding holding period under any successor rule), (i) each reference in Sections 11(b)(6) of this Agreement to "two-year holding period" shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in this Security shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

                                   (7) Neither this Security nor any term
          hereof may be amended or waived orally or in writing, except that any term of this Security may be amended and the observance of any term of this Security may be waived (either generally or in a particular instance and either retroactively or prospectively), upon the approval of the Company and the Holder; provided, however, that the Company may, without the consent of the Holder, amend the Security for the purpose of (i) surrendering any right or power conferred upon the Company, (ii) providing for Conversion Rights of Holder if any reclassification or change of the Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs, (iii) providing for the assumption of the Company's obligations to the Holder in the case of a merger, consolidation, conveyance, transfer or lease, or (iv) reducing the Conversion Price, provided that the reduction will not adversely affect the interests of the Holder.

                          (c) In any case in which the date of maturity of, the date of payment of any interest on this Security will not be a Business Day, then payment of such interest on or Principal Amount of this Security need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date of maturity or date of payment, as the case may be, and no interest shall accrue for the period from and after such date.

                          (d) In the case of a dispute as to the determination of the Closing Price, the Conversion Price, the fair market value of assets (other than cash or securities), or the arithmetic calculation of any shares of Common Stock to be issued hereunder, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one Business Day from the manifestation of such dispute to the Holder. If the Company and the Holder are unable to agree upon such determination or calculation of the Closing Price, the Conversion Price or the fair market value of assets (other than cash or securities), or the arithmetic calculation of any shares of Common Stock to be issued hereunder, as the case may be, within one Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within 10 Business Days, submit via facsimile (a) the disputed determination of Closing Price, the Conversion Price or the fair market value of assets (other than cash or securities) to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of any shares of Common Stock to be issued hereunder to the Company's independent, outside accountant. The Company shall make reasonable efforts to cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than 15 Business Days from the date it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The fees and expenses of the accountant or investment bank, as the case may be, shall be paid by the party whose calculation or determination is, on a percentage basis, the least closest to that determined by the accountant or investment bank; provided, however, that if each of the amounts originally determined or calculated by the Company and the Holder are at least equal to 80% of the amount calculated or determined by the accountant or investment bank but not more than 120% of the amount calculated or determined by the accountant or investment bank, then the Company and the Holder will each pay one half of the fees and expenses of such accountant or investment bank.

                          (e) If (a) this Security is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Security or to enforce the provisions of this Security or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Security, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including but not limited to reasonable attorneys fees and disbursements.

                          (f) THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                  [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

                 Dated:  May __, 2003


                                           SIPEX CORPORATION


                                           By: /s/ Walid Maghribi
                                               ---------------------------------

                                           Name:   Walid Maghribi
                                                --------------------------------

                                           Title:  President & CEO
                                                  ------------------------------


                                           ALONIM INVESTMENTS INC.


                                           By: /s/ Guy Lavergne
                                               ---------------------------------

                                           Name:   Guy Lavergne
                                                 -------------------------------

                                           Title:  Attorney
                                                   -----------------------------



                                           ACKNOWLEGED:


                                           FUTURE ELECTRONICS INC.


                                           By: /s/ Guy Lavergne
                                               ---------------------------------

                                           Name:   Guy Lavergne
                                                 -------------------------------

                                           Title:  Attorney
                                                  ------------------------------

                                    EXHIBIT A

                                CONVERSION NOTICE


                 The undersigned holder of this Security hereby irrevocably exercises the Conversion Rights granted pursuant to this Security and does hereby convert the amount below designated, into Common Stock in accordance with the terms of this Security, and directs that such shares, and any Security representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                                            Dated:
                                                   -----------------------------

                                            ALONIM INVESTMENTS INC.


                                            By:
                                                --------------------------------

                                            Name:
                                                  ------------------------------

                                            Title:
                                                  ------------------------------


          If shares are to be registered in the name of a Person other than the holder, please print such Person's name and address:

          ---------------------------------------------
          Name
                 -------------------------------------------------
          Address

          ---------------------------------------------
          Social Security or other Taxpayer Identification Number, if any

          If only a portion of the Security is to be converted, please indicate:

          1.     Principal amount to be converted: $
                                                     -----------
          2.     Number of Conversion Rights being exercised.:
                                                               -----------------
          3. Principal amount of Security representing unconverted principal amount to be issued:

          Amount: $
                    ----------

                                    EXHIBIT B

                      NOTICE OF ELECTION TO REQUIRE PAYMENT

                 Pursuant to Section 4(a)(2) of the this 1.5 % Convertible Secured Note Due 2007 dated May __, 2003 of Sipex Corporation (the "Security"), the undersigned holder of this Security hereby irrevocably exercises the option to require redemption and repayment of the principal amount of this Security, or any portion of the principal amount hereof together with all accrued and unpaid interest thereon, on the day on which the Change of Control (as defined in this Security) is consummated and directs that such check for such payment and any Security representing any unconverted principal amount hereof be delivered to the undersigned unless a different name has been indicated below.

                                            Dated:
                                                   ----------------------

                                            ALONIM INVESTMENTS INC.


                                            By:
                                                --------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

          If a check is to be delivered in the name of a Person other than the holder, please print such Person's name and address:

          ----------------------------
          Name

          ----------------------------
          Address

          ----------------------------
          Social Security or other Taxpayer Identification Number, if any

          If only a portion of the Security is to be redeemed and repaid, please indicate:
          4.     Principal amount to be redeemed and repaid: $
                                                                -----------
          5. Principal amount of Security representing unconverted principal amount to be issued:

          Amount: $
                   ---------

                                   SCHEDULE A

                                 FINANCIAL TESTS





                 Current Ratio shall be equal to or greater than 2.25:1 at all times.

                 Tangible Net Worth shall be equal to or greater than $50 million at all times.



                 DEFINITIONS

                 "CURRENT RATIO": total current assets divided by total current liabilities, excluding the current portion of long term debt associated with (i) Principal Amount of the Security and accrued interest thereon and (ii) the principal amount of that certain 5.75% Convertible Secured Note Due 2007 issued by the Company to S&F Financial Holdings Inc. as of September 27, 2002 and accrued interest thereon.

                 "TANGIBLE NET WORTH": the shareholders' equity less intangible assets.